Exhibit 10.1

REAL GOODS SOLAR, INC.
110 16th Street, Suite 300
Denver, CO 80202

[Note Holder Name and Address]

August 29, 2018

Re: Waiver, Conversion Price Reduction and Consent

To Whom It May Concern:

Reference is hereby made to that certain Securities Purchase Agreement, dated March 30, 2018 (as amended, the “Securities Purchase Agreement”), by and between Real Goods Solar, Inc., a Colorado corporation (the “Company”), and [Note Holder Name] (the “Holder”) and certain other investors party thereto, pursuant to which the Holder acquired, among other things, (a) (i) a Series A Note (as defined in the Securities Purchase Agreement) (the “Holder Series A Note”) and (ii) a Series B Note (as defined in the Securities Purchase Agreement) (the “Holder Series B Note”, and together with the Holder Series A Note, the “Holder Notes”), each convertible into shares of Common Stock (as defined in the Securities Purchase Agreement) in accordance therewith and (b) a Series Q warrant to purchase Common Stock (the “Holder Warrant”). Capitalized terms not defined herein shall have the meaning as set forth in the Securities Purchase Agreement.

Pursuant to Section 7(g) of the Holder Notes, we hereby provide you with notice that the Company desires your consent pursuant to Section 7(g) of the Holder Notes (the “Consent”), to lower the Conversion Price of the Notes (each, a “Conversion Price Reduction”), from $0.3223 to $0.3067 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events, the “New Conversion Price”), for each date after August 26, 2018. For the avoidance of doubt, the New Conversion Price shall apply only to conversions of the outstanding amount under the Holder Notes (whether, in the case of the Holder’s Series B Note, Restricted Principal (as defined in the Series B Note) or Unrestricted Principal (as defined in the Series B Note)) after August 26, 2018 and not to any amounts converted on or before August 26, 2018. As of August 26, 2018, the total amount outstanding under the Holder Notes was $[Amount].

The Company further requests that, immediately following [the later of (x) the Fee Payment (as defined below) and (y) the time of your execution of this letter (such later time, the “Effective Time”)] [your execution of this letter (the “Effective Time”)] and effective as of April 9, 2018, the Holder hereby waives (a) in part and as applicable, all references to 200% in Section 4(l) of the Securities Purchase Agreement, Section 11(a) of the Holder Notes, Section 1(g)(i) of the Holder Warrant, Section 1(l) of the Registration Rights Agreement and Exhibit B of the Registration Rights Agreement, respectively, to lower such percentages to 135%; (b) compliance with Section 4(l) of the Securities Purchase Agreement, Section 11(a) of the Holder Notes, Section 1(g)(i) of the Holder Warrant, Section 1(l) of the Registration Rights Agreement and Exhibit B of the Registration Rights Agreement, respectively, during the time period April 9, 2018 until and including the time immediately prior to the Effective Time (but not from and after the Effective Time); and (c) Section 7(h) of each of the Holder Notes and Section 2(i) of the Holder Warrant as they apply to any Adjustment Date Event or Adjustment Date occurring from and after the Effective Time (collectively, the “Waivers”).

Immediately following the Effective Time and effective as of April 9, 2018, the Holder and the Company hereby acknowledge and agree that (i) the date of this letter agreement shall constitute the date on which the first necessity to file an additional registration statement to register additional shares under Section 2(d) of the Registration Rights Agreement after the filing of the initial registration statement under the Registration Rights Agreement arose; (ii) for the avoidance of doubt, this letter agreement shall not constitute an amendment, modification or change of the terms of the Holder Notes or the Holder Warrant for purposes of the definition of “Excluded Securities” in the Transaction Documents and the shares of Common Stock issuable upon conversion of the Notes at the New Conversion Price shall constitute “Excluded Securities” for purposes of the Transaction Documents and (iii) the Holder hereby consents, pursuant to Section 2(i) of the Registration Rights Agreement, for the inclusion of any shares of Common Stock issuable upon exercise of warrants held by WestPark Capital, Inc. (or its affiliates) (the “Westpark Warrant Shares”) on any Registration Statement filed pursuant to the Registration Rights Agreement (except that to the extent the aggregate number of shares of Common Stock to be registered on a Registration Statement is subject to reduction in accordance with Section 2(f) of the Registration Rights Agreement, such aggregate number of Westpark Warrant Shares to be included on such Registration Statement shall be reduced in full before any Registrable Securities to be included on such Registrable Statement are reduced).

Please execute this letter in the signature block below if you agree to the Consent, Conversion Price Reduction, the Waivers and the other provisions of this letter agreement.

[The Company shall promptly reimburse Kelley Drye & Warren, LLP (counsel to the Holder), on demand, for all reasonable, documented costs and expenses incurred by it in connection with preparing and delivering this letter agreement (including, without limitation, all reasonable, documented legal fees and disbursements in connection therewith, and due diligence in connection with the transactions contemplated thereby) in a non-accountable amount of $20,000 (the “Fee Payment”).] [The Company shall promptly reimburse Kelley Drye & Warren, LLP (counsel to an Other Holder (as defined below)), on demand, for all reasonable, documented costs and expenses incurred by it in connection with preparing and delivering an Other Agreement (as defined below) (including, without limitation, all reasonable, documented legal fees and disbursements in connection therewith, and due diligence in connection with the transactions contemplated thereby) in a non-accountable amount of $20,000.]

The Company hereby represents and warrants to the Holder that the terms and conditions of this letter agreement do not constitute material non-public information. The Company shall, on or before 8:30 a.m., New York City Time, on or prior to the first business day after the date of this letter agreement, voluntarily file a Current Report on Form 8-K describing the terms of the transactions contemplated hereby in the form required by the 1934 Act and attaching a form of this letter agreement as an exhibit to such filing (including all attachments, the “8-K Filing”). From and after the date hereof, the Company shall have disclosed all material, non-public information (if any) provided up to such time to the Holder by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. In addition, as of the date hereof, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated by this letter agreement or as otherwise disclosed in the 8-K Filing, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Holder or any of their affiliates, on the other hand, shall terminate. Neither the Company, its Subsidiaries nor the Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Holder, to make a press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Holder shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion), except as required by applicable law, the Principal Market or under this letter agreement, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Holder in any filing, announcement, release or otherwise.

The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof, that none of the terms offered to any Person with respect to any consent, release, amendment, settlement or waiver relating to the terms, conditions and transactions contemplated hereby (each a “Settlement Document”), is or will be more favorable to such Person than those of the Holder and this letter agreement. If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then (i) the Company shall provide notice thereof to the Holder immediately following the occurrence thereof and (ii) the terms and conditions of this letter agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Settlement Document, provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this letter agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this paragraph shall apply similarly and equally to each Settlement Document

Concurrently herewith, the Company is separately negotiating, and intends to implement, agreements with the other holders of Notes and Warrants (the “Other Holders”) that are currently outstanding by entering into agreements (the “Other Agreements”) in the same form as this letter agreement (other than the payment of legal expenses with respect [hereto] [to an Other Agreement]). The obligations of the Holder under this letter agreement are several and not joint with the obligations of any Other Holder, and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any Other Agreement. Nothing contained herein or in any Other Agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this letter agreement or any Other Agreement and the Company acknowledges that, to the best of its knowledge, the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this letter agreement or any Other Agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this letter agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

At the request of either party, the other party shall execute, acknowledge and deliver, without further consideration, all such further assignments, conveyances, endorsements, deeds, powers of attorney, consents and other documents and take such other action as may be reasonably requested to consummate the transactions contemplated by this letter agreement.

Any term, provision, covenant, representation, warranty or condition of this letter agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this letter agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this letter agreement shall be valid and binding unless it be in writing and signed by all parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this letter agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this letter agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

This letter agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor the Holder shall assign this letter agreement or any of their respective rights or obligations hereunder without the prior written consent of the other party.

This letter agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

If any term, provision, covenant or restriction of this letter agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this letter agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify this letter agreement to preserve each party’s anticipated benefits under this letter agreement.

This letter agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

The language used in this letter agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

IN WITNESS WHEREOF, the parties hereto have executed this letter agreement, as of the date first written hereinabove.

REAL GOODS SOLAR, INC.

By:
Name:
Title:

Acknowledged and agreed as of the date first written hereinabove by:

[Note Holder Name]

By:
Name:
Title: